                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
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             (Exact name of registrant as specified in its charter)



                               October 20, 2000
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                Date of Report (Date of earliest event reported)



Delaware                          000-23923                  13-3770955
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(State or other jurisdiction      (Commission File           (I.R.S. Employer
of incorporation)                 Number)                    Identification No.)



                550 South College Avenue, Newark, Delaware 19713
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               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
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              (Registrant's telephone number, including area code)

Item 5. Other Events

     On October 20, 2000, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1997-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the September 2000 collection period (the "September Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the September Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

     (c) Exhibits

         Exhibit No.                      Description
         -----------                      -----------
         20                               Statement for Class A and Class B
                                          Certificateholders for the
                                          September 2000 Collection Period

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Auto Grantor Trust 1997-A
                                           (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date: November 9, 2000        By: /s/Norbert J. Meder
                                 -----------------------------------------------
                                 Name:       Norbert J. Meder
                                 Title:      Vice President and
                                             Controller

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
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   20                           Statement for Class A and Class B
                                Certificateholders for the
                                September 2000 Collection Period